UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2008 (April 18, 2008)
Date of Report (Date of earliest event reported)

STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14040 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, SteelCloud, Inc. (the “Company”) was notified by NASDAQ, on March 13, 2008, that the Company’s common stock failed to maintain a minimum bid price of $1.00 per share over the previous 30 consecutive business days as required by Marketplace Rule 4310(c)(4)(the "Rule"). Pursuant to Marketplace Rule 4310(c)(8)(D), the Company was granted an initial 180 calendar days, or until September 9, 2008, to regain compliance.

On April 21, 2008, the Company announced that it had regained NASDAQ compliance with the Rule. The Company received notification of compliance from NASDAQ on April 18, 2008.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued by SteelCloud, Inc., dated April 21, 2008 entitled, "SteelCloud Receives Nasdaq Notice of Compliance.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.
By:	/s/Robert E. Frick Robert E. Frick, Chief Executive Officer

April 29, 2008

EXHIBIT INDEX

99.1	Press Release issued by SteelCloud, Inc., dated April 21, 2008 entitled, "SteelCloud Receives Nasdaq Notice of Compliance.”